

MTS

BUILDING

Momentum

MTS SYSTEMS CORPORATION 2007 ANNUAL REPORT TO OUR SHAREOWNERS

FREQUENTLY ASKED QUESTIONS

Q: *Many companies say they're a global company. But is MTS truly global?*

A: YES. Two-thirds of the customers of both our Test and Sensor segments operate outside North America. We staff sales, engineering, manufacturing and service employees worldwide, and have done so for decades. To enhance delivery timing, our Sensors segment also assembles position sensors regionally in Europe and Japan. This global availability is one of the most important advantages we provide to our customers.

We are continually looking to strengthen our global reach. For example, although we have been in China for more than 20 years, we recently expanded our presence in Shanghai with the addition of a local subsidiary that conducts business in local currency. This will vastly improve our ability to serve the world's fastest-growing market that aspires to build world-class products.

MTS WORLDWIDE

NORTH AMERICA
Eden Prairie, MN - 1966
Toronto, Canada - 1981
Cary, NC - 1984
Oak Ridge, TN - 1998

EUROPE
Berlin, Germany - 1972
Paris, France - 1975
Gloucester, UK - 1979
Turin, Italy - 1982
Gothenburg, Sweden - 1985
Ludenscheid, Germany - 1989

ASIA
Tokyo, Japan - 1972
Hong Kong - 1979
Beijing, China - 1985
Shanghai, China - 1988
Seoul, Korea - 1992


Berlin, Germany


Eden Prairie, MN USA


Shanghai, China

BUILDING
Momentum





MTS helps customers pursue their objectives with certainty, in industries ranging from automotive to aerospace, geomechanical to biomedical and industrial manufacturing.



MTS is a market-driven technology company providing hardware, software and services to researchers, engineers and manufacturers worldwide. We help customers design, develop and produce high-quality products with greater speed and lower cost.

Momentum is clearly building at MTS. During 2007, we saw our carefully devised strategy yield significant positive results for our shareowners, customers and employees.

It was a momentous year on multiple fronts — including new product introductions, new markets, and improved operational efficiency. These achievements draw from 40 years of testing and sensing technology leadership, along with a continued commitment to drive our product development initiatives based on the needs of the marketplace.

We have the right people, strategy and global presence to capitalize on this momentum well into the future.

FINANCIAL HIGHLIGHTS



$400M
300
200
100
0
03 04 05 06 07
Orders
Backlog
$400M
300
200
100
0
03 04 05 06 07
Revenue
Net Income
$40M
30
20
10
0
$2.00
1.50
1.00
.50
0
20%
15
10
5
0
03 04 05 06 07
Diluted EPS
Return on Equity
$40M
30
20
10
0
$200M
150
100
50
0
03 04 05 06 07
Debt
Cash*

*Cash, cash equivalents and short-term investments.

(Expressed in thousands, except per share and percent data)	2006	**2007**
Revenue	$ 396,785	**$ 420,504**
Net income	$ 39,323	**$ 41,996**
Earnings per share, diluted	$ 2.04	**$ 2.29**
Cash provided by operating activities	$ 38,229	**$ 44,915**
Return on sales	9.9%	**10.0%**
Return on equity	20.9%	**24.8%**
Dividends per share	$ 0.41	**$ 0.48**
Weighted average shares outstanding, diluted	19,229	**18,330**
Orders	$ 376,895	**$ 430,105**
Backlog of orders at year-end	$ 191,819	**$ 206,110**

Q&A FREQUENTLY ASKED QUESTIONS

Q: *MTS has a strong cash position. How did this happen, and how do you expect this cash to be used?*

A: In addition to the cash flow associated with increasing our profitability over the past five years, our company has worked hard to decrease the amount of "working capital" in the form of receivables from customers and inventories used in the business. We have also increased the amount of funding provided by customers and vendors. Increased profitability and our continued focus on managing working capital have resulted in strong annual cash flows.

Our primary goal is to invest the cash to fund business growth, either organically or through acquisitions. We have also returned a significant amount to shareowners through dividends and share purchases. During fiscal 2007 alone, MTS returned $46 million to shareowners.

TO OUR **SHAREOWNERS**

Five years ago, we decided upon a strategic direction that focused the Company on our core Test and Sensors businesses. We established the vision of being "the world's leading manufacturer of mechanical testing solutions and high performance position sensors".

I am pleased to report that fiscal 2007 was a year in which we made measurable progress towards the achievement of that vision. We are building momentum for the future, as evidenced by our financial results, technology and product development progress, global expansion and operational excellence programs. We believe this momentum is the key to our success and will result in sustainable, long-term value for our shareowners.

FINANCIAL **MOMENTUM**

Consistent with our historical practice, we met our financial commitments in fiscal 2007. For the fifth consecutive year, we delivered double-digit earnings per share growth – once again at a rate faster than revenue growth. The 12 percent earnings per share increase on 6 percent revenue growth was largely the result of outstanding performance by our Sensors segment, a lower tax rate related to favorable legislative changes, improved tax planning and a lower share count. The only disappointment was a drop in the Test segment's gross profit rates in the second half, which was the result of unplanned custom project costs. We believe we have corrected this through appropriate engineering and project management process changes.

— continued on page 6 —



Laura B. Hamilton
President and
Chief Operating Officer

Sidney W. Emery, Jr.
Chairman and
Chief Executive Officer

We are very excited about the 14 percent growth in orders in fiscal 2007. The Sensors segment extended its track record of above market growth by achieving a remarkable 22 percent increase. The 12 percent increase in the Test segment was a result of our investment in selling and marketing competencies to become a more market-driven organization. The overall order growth indicates that we are building market share, considering the roughly 5 percent growth that occurred in the global markets we serve. Order backlog increased by 7 percent as we begin fiscal 2008, building financial momentum for the near future.

In addition to achieving growth in the top-line and the bottom-line, the Company generated $45 million in cash from operations and returned $46 million to shareowners in the form of dividends and share purchases. Based on the strength of our fiscal 2007 results and confidence in the Company's strategy, the Board of Directors approved a dividend increase of 36 percent and authorized a share purchase of an additional three million shares.

TECHNOLOGY AND PRODUCT **MOMENTUM**

In fiscal 2007 we made significant technology and product advances in both segments. In the Test segment we delivered pilot mechatronic testing systems to a European testing laboratory and a Japanese automotive OEM. We believe our development work in this area of integrated mechanical and electronic solution testing will dramatically advance our customers' performance testing capability. We won several key orders in Europe based on a newly developed heavy truck testing concept. We initiated a multi-year project to deliver cutting-edge controls software, improved accessories and upgrades to better serve aftermarket needs, and effectively completed a three-year project to modularize our servo hydraulic load frame product family. This latter initiative culminated in the launch of our new MTS Landmark® products in the first quarter of fiscal 2008. As this report was finalized, we received final acceptance from Toyota Motor Corporation for the world's most advanced driving simulator - a significant technology accomplishment for the Company and a big step forward in the development capability of future cars.

The technology progress in the Sensors segment was also impressive. We advanced our world-leading expertise in magnetostriction sensing technology to gain access to new applications in both the mobile hydraulic and industrial markets. For the third consecutive year, revenue of our new mobile hydraulic sensor product line nearly doubled. We are actively developing the next generation of sensors to meet future market requirements.

GLOBAL EXPANSION **MOMENTUM**

Responding to the shifting global diversity of our markets, we expanded our ability to be a local provider in geographies that we consider to be strategic. In February we celebrated the expansion of our Sensors facility in Germany to better serve our European customers, doubling our manufacturing capacity and completing the transition without disrupting delivery commitments. In September we opened a new China headquarters in Shanghai. While MTS has been in China for nearly 22 years, this new local

Q&A FREQUENTLY ASKED QUESTIONS



Q: ***I see that the automotive market is significant for the MTS Test segment. With all the news about domestic auto manufacturers, is this currently a difficult market?***

A. The global automotive market remains very healthy and the United States continues to be a good market for new products, wherever the manufacturer is based.

Product development — not production — drives the purchase of MTS test equipment in the ground vehicle industry. We support the product development efforts of a vast majority of the world's automotive manufacturers and their suppliers, along with many motorsports teams. Some of our sales are made to foreign-based manufacturers for product development in the United States, while others are made to United States based manufacturers offshore. The diversity of our customer base and their geographic diversity helps to insulate us from current United States automotive industry challenges, making this a steady, healthy business for MTS.

company provides additional capability to serve rapidly growing domestic Chinese industries. The facility provides capacity for expanded sales, service and technical support for both segments, as well as local value-added assembly for both Test and Sensors customers. It is not surprising that this year we achieved a record 58 percent order growth in China.

OPERATIONAL EXCELLENCE **MOMENTUM**

Improving the effectiveness of our operations is an ongoing priority, and this year we made excellent progress in both segments. The Test segment focused on reducing lead times, improving on-time delivery rates and enhancing the quality of our standard products. We established dedicated assembly lines in a new facility for relatively higher volume products in Minnesota and deployed lean manufacturing techniques to improve factory processes. In the first year this has already resulted in substantial improvements in productivity with innovative contributions from employees and vendors alike. The operational excellence priorities for the Sensors segment included initiatives at all three manufacturing sites. We gained efficiencies in North America and Europe through continuous process improvements and reduced direct costs in Japan. Actions to further automate our sensor assembly processes are continuing as we anticipate volume growth and plan for new product introductions. We are confident that our operational initiatives will continue to enhance our financial results.

BUILDING **MOMENTUM** FOR THE FUTURE

We are a company that is committed to helping customers around the world make better products for tomorrow. As a testament to this commitment in fiscal 2007, we strengthened our core competencies – the depth of our technological expertise and the breadth of our application knowledge in both the Test and Sensors segments. This enables us to successfully translate customer needs and experiences into improved products and services. We clearly believe that the shift in product development to emerging geographies is a profound and lasting change. In response, we are deploying our competencies to these geographies to build momentum for the future.

In May 2007 we took a significant step in the development of our leadership team. The Board of Directors elected Laura Hamilton as President and Chief Operating Officer of the Company and appointed her to the Board. Laura has a distinguished seven-year track record of strategic leadership and operational excellence at MTS, and I am personally delighted with her promotion. This decision reflects the Company's commitment to developing leaders at all levels and the excitement that comes with change.

We are proud of our fiscal 2007 success and our employees who accomplished so much. We are building momentum through our relentless commitment to our strategy and our passion for the business. We have great confidence in MTS' future.

Sidney W. Emery, Jr.
Chairman and
Chief Executive Officer




Temposonics®
R-Series

Q: ***Is the MTS Test segment in the business of testing products for customers?***

A. NO. The Test segment provides mechanical test systems that allow customers to conduct tests and simulations themselves — in the fastest, most accurate and most affordable manner possible. The Test segment also provides services that include installation, training, maintenance and test consulting.

Q: ***What is driving the growth of the Sensors segment?***

A. To improve end-user productivity and safety, fixed and mobile equipment manufacturers are driven to automate more of their machine functions. The accuracy and durability of MTS sensors is ideal for meeting this requirement, opening new opportunities for this segment of our business.

SENSORS

MTS provides highly precise and durable position and velocity sensors that help fixed and mobile equipment manufacturers automate their machine functions. Leveraging exclusive technologies in magnetostrictive sensing, our sensors allow customers to achieve unprecedented levels of manufacturing speed, safety and efficiency.


$82 $86 $81
05 06 07
ORDERS
$ millions
$61 $64 $77
05 06 07
REVENUE
$ millions
$8 $11 $15
05 06 07
INCOME FROM OPERATIONS
$ millions
14% 17% 19%
05 06 07
INCOME FROM OPERATIONS
as percent of revenue

INDUSTRIES

- Agriculture
- Fluid Power
- Medical products manufacturing
- Metal and plastics manufacturing
- Mobile construction
- Wood processing




MTS
FlexTest 40
Digital Controller

TEST

With a vast offering ranging from standard tools for small suppliers to custom solutions for large manufacturers, MTS test systems help customers maximize their designs, productivity and time-to-market performance. Our integrated systems are globally renowned for facilitating the efficient characterization of materials, components, materials, subsystems and prototypes.


$343 $311 $349
05 06 07
ORDERS
$ millions
$313 $333 $344
05 06 07
REVENUE
$ millions
$45 $45 $41
05 06 07
INCOME FROM OPERATIONS
$ millions
14% 13% 12%
05 06 07
INCOME FROM OPERATIONS
as percent of revenue

INDUSTRIES

- Aerospace
- Biomedical
- Geomechanical, civil and seismic engineering
- Ground vehicles

ADVANTAGES

- Technology leadership
- Comprehensive offerings
- Worldwide service and consultation
- Standard and custom solutions
- Unrivaled experience and expertise

ADVANTAGES

- Exclusive technologies in magnetostriction
- Unrivaled application expertise
- Worldwide service and support

KEY CUSTOMERS

Bosch, Caterpillar, Claas, CNA Manufacturing Systems, CNH, DeMag Plastics, Eaton, Heil, Husky Injection Molding, Negri Bossi, Nissei Plastics, Parker, Rexroth, Sinopec, Stryker





GEOGRAPHIC REVENUE

SENSORS	
NORTH AMERICA	31%
EUROPE	51%
ASIA	18%
TEST	
NORTH AMERICA	38%
EUROPE	32%
ASIA	30%

KEY CUSTOMERS

AEROSPACE: Airbus, Boeing, Cessna, Eclipse, Embraer, Japan Defense Agency, Lockheed Martin, ME Engines, Pratt & Whitney

GROUND VEHICLES: American Axle, Audi, BMW, Bridgestone/Firestone, DaimlerChrysler, Delphi, Ferrari, Ford, General Motors, Goodyear, Honda, Hyundai, Nissan, Renault, Toyota, TRW, Visteon, Volkswagon, Volvo

INFRASTRUCTURE AND BIOMEDICAL: Boston Scientific, Japan National Research Institute, Lawrence Livermore National Laboratory, Medtronic, Sandia National Labs, State University of New York, Taiwan National Center of Research for Earthquake Engineering



BUILDING SUCCESSFUL RELATIONSHIPS



MTS INVESTOR

George Mairs
Director
Mairs and Power, Inc.

"The Mairs and Power Growth Fund has held MTS shares for more than 26 years. Within the smaller-cap area of this fund, we focus on high-quality companies characterized by earnings predictability, above-average returns on equity, market dominance and financial strength. MTS has exhibited all these characteristics over the decades, rewarding us with steady, stable increases in share price and dividends.

We have found MTS management to be accessible and candid about its situation in the marketplace and the Company has worked hard to earn its strong global reputation for providing top-quality, well-engineered solutions. MTS stock performance is a key reason why we've significantly outperformed our benchmark over the life of the fund."



MTS CUSTOMER

Jon Plyler
Chassis Engineer
Hendrick Motorsports

"In racing, we continually strive to lead more laps and win more races by attaining every competitive edge. This is precisely what we have achieved by working with MTS. We believe that the MTS seven-post road simulator was a key contributor to this year's record season for us, which included winning 18 of 36 races and our seventh NASCAR Cup title.

MTS equipment is robust, well built and requires minimal service downtime. On the rare occasions when issues have arisen, we've found the MTS support team to be responsive and knowledgeable without exception. As far as we're concerned, staying with MTS is an easy decision. We look forward to developing more new ways together to edge out our competition."



MTS EMPLOYEE

Darragh Murphy
Product Group Manager,
System Solutions

"Three things drew me to this Company. First, MTS products are nearly irresistible for any technically oriented person. I am awestruck to this day by the complexity and capability of our offerings. Second, customers see MTS as not merely a vendor, but as a critical team member in resolving their most difficult issues. The third aspect is our diversity. We do business in every corner of the globe. We're deeply involved with a vast range of markets. And I work alongside many thought leaders from their respective fields.

While these Company strengths remain constant, subtle change is palpable throughout MTS. We're going to new places as a Company and we have streamlined how we do business in almost every conceivable way. It's easy to see the rich opportunities that lie ahead."

CORPORATE INFORMATION

Board of Directors
Sidney W. Emery, Jr.
Chairman and
Chief Executive Officer
MTS Systems Corporation

Ricardo Artigas
Retired
Former Corporate Vice President
General Electric Company

Jean-Lou Chameau
President
California Institute of Technology

Merlin E. Dewing
Chairman and Founder
Dewing Financial Services, Inc.

Laura B. Hamilton
President and
Chief Operating Officer
MTS Systems Corporation

Brendan C. Hegarty
Consultant
Former Chief Executive Officer
NanoMagnetics

Lois M. Martin
Senior Vice President and
Chief Financial Officer
Capella Education Company

Barb J. Samardzich
Vice President
Powertrain Engineering
Ford Motor Company

Notice of Annual Meeting
The annual meeting of shareowners will be held at 5:00 p.m. (Central Standard Time) on Tuesday, January 15, 2008, at the Company's headquarters in Eden Prairie, Minnesota. Shareowners who cannot attend the meeting are urged to exercise their right to vote by proxy via the mail, phone or internet.

Common Stock
MTS Systems Corporation's common stock publicly trades on the NASDAQ Global Select Market℠ under the symbol MTSC.

Executive Management
Sidney W. Emery, Jr.
Chairman and
Chief Executive Officer

Laura B. Hamilton
President and
Chief Operating Officer

Joachim Hellwig
Vice President
Sensors

Susan E. Knight
Vice President
Chief Financial Officer

Kathleen M. Staby
Vice President
Human Resources and Strategy

Corporate Officers
John R. Houston
Corporate Secretary
Partner, Robins, Kaplan,
Miller & Ciresi LLP

Barbara J. Carpenter
Assistant Corporate Secretary

Investor Relations
Susan E. Knight
Chief Financial Officer
MTS Systems Corporation
14000 Technology Drive
Eden Prairie, Minnesota
55344-2290
Telephone: 952-937-4005
Email: sue.knight@mts.com

Stock Transfer
Wells Fargo Shareowner Services
Phone: 800.401.1957
www.shareowneronline.com

Dividend Reinvestment Plan
Shareowners may invest MTS Systems dividends and purchase additional shares of MTS stock. Shareowners may obtain further details by calling Wells Fargo Shareowner Services at 800-468-9716.

Trademarks
MTS, MTS logo, FlexTest and Temposonics are registered trademarks and MTS Landmark is a trademark of MTS Systems Corporation.

Corporate Headquarters
MTS Systems Corporation
14000 Technology Drive
Eden Prairie, Minnesota
55344-2290
Telephone: 952-937-4000
info@mts.com
www.mts.com

North American Subsidiaries
MTS Testing Systems (Canada) Ltd.

European Subsidiaries
MTS Automotive Sensors GmbH
MTS Holdings France, SARL
MTS Sensor Technologie und Verwaltungs - GmbH
MTS Sensor Technologie GmbH and Co. KG
MTS Systems SAS
MTS Systems GmbH
MTS Systems Ltd.
MTS Systems Norden AB
MTS Systems srl
MTS System Switzerland GmbH

Asian Subsidiaries
MTS (Japan) Ltd.
MTS Korea, Inc.
MTS Sensors Technology K.K.
MTS Systems (China), Inc.
MTS Systems (Hong Kong), Inc.
MTS Systems (Shanghai) Co., Ltd.



MTS Systems Corporation
14000 Technology Drive
Eden Prairie, Minnesota 55344-2290
Telephone: 952-937-4000
info@mts.com
www.mts.com

100-131-346 PRINTED IN U.S.A. 1207